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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ____________


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                               SEPTEMBER 12, 1994

                                  ____________


                          TRANSTECHNOLOGY CORPORATION

             (Exact name of registrant as specified in its charter)

    Delaware                         1-7872                   95-4062211
(State or other                 (Commission File           (I.R.S. Employer
jurisdiction of                     Number)                 Identification
 incorporation)                                                 Number)

              700 Liberty Avenue                        07083
               Union, New Jersey                      (Zip Code)
             (Address of principal
              executive offices)


                                 (908) 964-5666
              (Registrant's telephone number, including area code)
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ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

         On September 12, 1994, the registrant acquired all of the outstanding capital stock of Industrial Retaining Ring Company, a New Jersey corporation, and of Retainers, Inc., a New Jersey corporation and substantially all of the assets of Industrial Advertising, a New Jersey general partnership (collectively the "Business"). The aggregate purchase price of the Business was $14,750,000.00, payable in cash. The Business consists of manufacturing of retaining rings used in heavy equipment and industrial machinery. Registrant acquired the Business from Vincent A. Stabile, individually and as trustee under trust dated July 1, 1985, Antoinette D. Stabile, individually and as trustee under trust dated July 1, 1985 and Madeline C. Stabile, individually and as trustee under trust dated July 1, 1985. The Business is located at Irvington, New Jersey. The acquired assets of the business consist of real estate, machinery and equipment, inventories, receivables, intellectual property rights and other intangibles. The registrant intends to use the acquired assets in substantially the same manner as previously used by the prior owners.

         The purchase price of approximately $15,000,000 was determined as a result of arm's-length negotiations between registrant and the sellers. The registrant increased its credit facility with National Canada Finance Corp. and used such borrowed funds to effect such acquisition.

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired:

         No financial statements are available at this time. An extension to file the financial statements will be filed under cover of Form 8 within the 60 day period required by Form 8-K.

(b)      Pro forma financial information

         No pro forma financial information is available at this time. An extension to file the required financial information will be filed under cover of Form 8 within the 60 day period required by Form 8-K.

(c)      Exhibits:

         (1) Stock and Asset Purchase Agreement dated as of September 12, 1994 between the Company and Vincent A. Stabile, Antoinette D. Stabile and Madeline C. Stabile.

         (2) Fifth Amendment to the Revolving Loan and Security Agreement between TransTechnology and National Bank of Canada.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 23, 1994

                                     TRANSTECHNOLOGY CORPORATION



                                     By:      /s/ VALENTINA DOSS
                                          -------------------------------
                                              Valentina Doss
                                              Vice President & Secretary
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                                EXHIBIT INDEX


      Exhibit
       Number                        Description
      -------                        ------------

         (1) Stock and Asset Purchase Agreement dated as of September 12, 1994 between the Company and Vincent A. Stabile, Antoinette D. Stabile and Madeline C. Stabile.

         (2) Fifth Amendment to the Revolving Loan and Security Agreement between TransTechnology and National Bank of Canada.